Dreyfus Family of Funds

September 1, 2006

YOUR IMMEDIATE ATTENTION IS REQUESTED

Dear Shareholder:

Our records indicate that we have not received your vote on an important proposal affecting your investment in your Dreyfus fund in the Dreyfus Family of Funds. For the reasons set forth in the proxy materials previously delivered to you, THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL AND BELIEVES THE PROPOSAL IS IN THE BEST INTERESTS OF THE FUND’S SHAREHOLDERS.

YOUR VOTE IS IMPORTANT! Please take a moment now to vote your shares. For your convenience, we are enclosing another proxy card along with a pre-paid postage envelope.

Choose ONE of the following methods to vote your shares:

   1.      VOTE BY TOUCH-TONE: Dial the TOLL-FREE touch-tone voting number listed on your proxy card, enter the
            CONTROL NUMBER printed on your proxy card and follow the simple instructions. Telephone voting is available
            24 hours a day,7 days a week.

   2.      VOTE VIA INTERNET: Go to the website listed on your proxy card, enter the CONTROL NUMBER printed on your proxy card and follow the simple instructions.

   3.      VOTE BY MAIL: Sign and Date the enclosed proxy card and mail it back using the enclosed pre-paid postage envelope.

YOUR VOTE IS IMPORTANT, PLEASE VOTE YOUR SHARES TODAY!

DREYFUS BOND FUNDS, INC.
DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
DREYFUS INSURED MUNICIPAL BOND FUND, INC.
DREYFUS MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS PREMIER STOCK FUNDS
STRATEGIC FUNDS, INC.

           The undersigned stockholder(s) of ____________________ (the "Fund"), hereby appoint(s) John B. Hammalian and Cristina A. Meiser, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 18, 2006, at a Special Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 2:30 p.m., on September 20, 2006 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

           1. Election of Board Members:

For all Nominees /_/	Withhold Authority /_/ only for those Nominee(s) whose name(s) I have written Below	Withhold Authority /_/ for all Nominees

Nominees for Election are: Gordon J. Davis, Joni Evans, Arnold S. Hiatt and Burton N. Wallack.

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS GNMA FUND, INC.
DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.
DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
DREYFUS MUNICIPAL FUNDS, INC.
DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

           The undersigned stockholder(s) of ____________________ (the "Fund"), hereby appoint(s) John B. Hammalian and Cristina A. Meiser, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 18, 2006, at a Special Meeting of Stockholders to be held at The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 3:30 p.m., on September 20, 2006 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

           1. Election of Board Members:

For all Nominees /_/	Withhold Authority /_/ only for those Nominee(s) whose name(s) I have written Below	Withhold Authority /_/ for all Nominees

Nominees for Election are: David W. Burke (Dreyfus Municipal Funds, Inc. only), William Hodding Carter III, Ehud Houminer, Richard C. Leone, Hans C. Mautner, Robin A. Melvin and John E. Zuccoti.

2. In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

FOUR EASY WAYS TO VOTE YOUR PROXY

1.	Call Toll-Free 1-888-221-0697, enter the control number listed below and follow the recorded instructions; or

2.	Visit the Internet website www.proxyvote.com, enter the control number listed below and follow the instructions on the website; or

3.	Return this Proxy Card, signed and dated, in the enclosed postage-paid envelope. * * CONTROL NUMBER: _______________

THIS PROXY IS SOLICITED BY THE FUND’S BOARD AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged.

Dated: ____________, 2006 __________________________ Signature(s) __________________________ Signature(s)

If you are NOT voting by Telephone or Internet, Please Sign,
Date and Return the Proxy Card
Promptly Using the Enclosed Envelope